EXHIBIT 10.26

                            FIRST AMENDMENT TO LEASE


     This agreement made as of the 7 day of April. 2005, between Oral Roberts University, an Oklahoma corporation ("Landlord") and ENGlobal Engineering, Inc., a Texas Corporation ("Tenant").

     WHEREAS, Landlord and Tenant entered into that certain "Lease Agreement" dated January 27, 2005 with respect to premises consisting of approximately 50,631 square feet of Net Rentable Area (the "Leased Premises") in the building located at 2448 E. 81st Street, Suite 3300, Tulsa, Oklahoma 74137 and known as CityPlex Towers (the "Building"), said premises being more particularly described in the Lease; and

     WHEREAS, Landlord and Tenant (the "parties") now desire to amend and modify said Lease Agreement in the following particulars;

     NOW THEREFORE, in consideration of the mutual convenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. The provisions of this Agreement shall supersede any inconsistent provisions contained in the Lease, whether such inconsistent provisions are contained in the printed portion of the Lease or any addendum, rider or exhibit annexed thereto. All capitalized items not otherwise defined herein shall have the same meanings ascribed to them in the Lease.

     2. Effective September 1, 2005 the Premises shall be expanded by 5,319 Net Rentable Square Feet (as shown on Exhibit "A" attached hereto).

     3. The monthly Base Rental for the above described space, subject to adjustments called for in the Lease, shall be as follows:

           September 1, 2005 - January 31, 2008             $ 4,299.53

The monthly Base Rental amounts above shall be in addition to the monthly Base Rental amounts contained in Section 2d. of the Addendum to Lease.

     4. This Agreement shall not constitute an agreement by Landlord or Tenant and shall not be binding upon Landlord or Tenant unless and until this Agreement shall be executed by Landlord and Tenant.

     5. This Agreement may be changed only in writing, signed by both parties, and shall be binding upon and inure to the benefit of Landlord and Tenant, their respective heirs, successors and, as permitted, their assigns.

     6. Except as herein expressly amended or modified the terms and conditions of the Lease are hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease as of the date first written above.


                                            LANDLORD:

WITNESS:                                    ORAL ROBERTS UNIVERSITY,
                                            An Oklahoma corporation

                                            By: D. M. Bernard, Vice-President
---------------------------                 ------------------------------------
Print Name                                  Title


                                            TENANT:

WITNESS:                                    ENGLOBAL ENGINEERING, INC.
                                            A Texas corporation

                                            By:
---------------------------                 ------------------------------------

Jean Whitaker                               William A. Coskey - CEO
---------------------------                 ------------------------------------
Print Name                                  Title

                                   EXHIBIT "A"


                                [GRAPHIC ON FILE]


                                                             60 Story Tower

                                                             3500 -

                                                                    11,250 Sq. F

                                   Floor Plan